Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ProDigital Film Studios, Inc. (the "Company") on Form 10-QSB for the three months ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darone Davis, Principal Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Darone Davis
Darone Davis Principal Executive Officer & Acting Chief Financial Officer June 24, 2005